Exhibit 3(ii)





                              BYLAWS









                    PHILLIPS PETROLEUM COMPANY



            (INCORPORATED UNDER THE LAWS OF DELAWARE)













                          JULY 14, 1997


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                       TABLE OF CONTENTS



                           ARTICLE I

                      LOCATION OF OFFICES

SECTION 1.  LOCATION: ..................................... 1


                           ARTICLE II

                     STOCKHOLDERS MEETINGS

SECTION 1.  ANNUAL MEETING: NOTICE: ....................... 1

SECTION 2.  SPECIAL MEETINGS: NOTICE: ..................... 1

SECTION 3.  QUORUM: ....................................... 2

SECTION 4.  VOTING RIGHTS: PROXIES:
            RECORD DATE:  LIST OF STOCKHOLDERS: ........... 2

SECTION 5.  CHAIRMAN AND SECRETARY OF MEETINGS: ........... 3

SECTION 6.  ELECTION OF DIRECTORS: ........................ 3

SECTION 7.  INSPECTORS: ................................... 4

SECTION 8.  INDEPENDENT PUBLIC ACCOUNTANTS: ............... 5

SECTION 9.  STOCKHOLDER ACTION: ........................... 5

SECTION 10. NOMINATIONS AND STOCKHOLDER BUSINESS: ......... 5

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                          ARTICLE III

                           DIRECTORS

SECTION 1.  POWERS: ....................................... 8

SECTION 2.  FIRST MEETING OF NEWLY ELECTED
            BOARD OF DIRECTORS: ........................... 8

SECTION 3.  REGULAR MEETINGS: ............................. 8

SECTION 4.  SPECIAL MEETINGS: NOTICE: ..................... 9

SECTION 5.  QUORUM AND VOTING: ............................ 9

SECTION 6.  VACANCIES: ................................... 10

SECTION 7.  COMMITTEES, APPOINTMENT AND
            LIMITATION OF POWERS: ........................ 10

SECTION 8.  AUDITING OF ACCOUNTS: ........................ 11

SECTION 9.  CHANGE IN NUMBER OF DIRECTORS: ............... 11

SECTION 10. OTHER INTERESTS OF DIRECTORS: ................ 11

SECTION 11. SUBMISSION OF ACTS TO STOCKHOLDERS: .......... 11

SECTION 12. COMPENSATION TO DIRECTORS: ................... 12

SECTION 13. ELIGIBILITY OF DIRECTORS: .................... 12

SECTION 14. INDEMNIFICATION: ............................. 12

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                           ARTICLE IV

                      EXECUTIVE COMMITTEE

SECTION 1.  MEMBERS: ..................................... 15

SECTION 2.  POWERS: ...................................... 15

SECTION 3.  MEETINGS: .................................... 15

SECTION 4.  QUORUM: ...................................... 15

SECTION 5.  OFFICERS: SUBCOMMITTEES: ..................... 16

SECTION 6.  VACANCIES: ................................... 16


                           ARTICLE V

                COMMITTEE ON DIRECTORS' AFFAIRS

SECTION 1.  MEMBERS: ..................................... 16

SECTION 2.  POWERS: ...................................... 16

SECTION 3.  MEETINGS: .................................... 17

SECTION 4.  QUORUM AND VOTING: ........................... 17

SECTION 5.  FAILURE TO ACT: .............................. 17

SECTION 6.  RIGHTS OF STOCKHOLDERS: ...................... 17

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                           ARTICLE VI

                        AUDIT COMMITTEE

SECTION 1.  MEMBERS: ..................................... 18

SECTION 2.  POWERS: ...................................... 18

SECTION 3.  DEFINITION: .................................. 19

SECTION 4.  MEETINGS: .................................... 20

SECTION 5.  STAFF: ....................................... 20


                          ARTICLE VII

                     COMPENSATION COMMITTEE

SECTION 1.  MEMBERS: ..................................... 20

SECTION 2.  POWERS: ...................................... 20

SECTION 3.  MEETINGS: .................................... 21

SECTION 4.  STAFF: ....................................... 21


                          ARTICLE VIII

                    PUBLIC POLICY COMMITTEE

SECTION 1.  MEMBERS: ..................................... 21

SECTION 2.  POWERS: ...................................... 22

SECTION 3.  MEETINGS: .................................... 23

SECTION 4.  STAFF: ....................................... 23

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                           ARTICLE IX

                            OFFICERS

SECTION 1.  DESIGNATION: ................................. 23

SECTION 2.  ELECTION: TERM OF OFFICE: .................... 24

SECTION 3.  REMOVAL FROM OFFICE:
            FAILURE TO PERFORM DUTIES: ................... 24

SECTION 4.  CHAIRMAN OF THE BOARD OF DIRECTORS:
            VICE CHAIRMAN: PRESIDENT: .................... 24

SECTION 5.  CHIEF EXECUTIVE OFFICER: ..................... 25

SECTION 6.  EXECUTIVE VICE PRESIDENTS:
            VICE PRESIDENTS: ............................. 25

SECTION 7.  SECRETARY: ................................... 25

SECTION 8.  TREASURER: ................................... 26

SECTION 9.  CONTROLLER: .................................. 26

SECTION 10. GENERAL: ..................................... 27


                           ARTICLE X

                         CAPITAL STOCK

SECTION 1.  CERTIFICATES: FACSIMILE SIGNATURES:
            LOST STOCK: .................................. 27

SECTION 2.  TRANSFERS:  PRESERVATION OF
            CANCELED CERTIFICATES: FRACTIONAL SHARES:
            TRANSFER AGENTS: ............................. 28

SECTION 3.  DATE FOR DETERMINATION
            OF STOCKHOLDERS: ............................. 28

SECTION 4.  ADDITIONAL REGULATIONS: ...................... 29

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                           ARTICLE XI

                      POLITICAL ACTIVITIES

SECTION 1.  COMPLIANCE WITH LAWS CONCERNING
            POLITICAL CONTRIBUTIONS: ..................... 29

SECTION 2.  POLITICAL CONTRIBUTIONS: ..................... 29

SECTION 3.  POLITICAL COMMITTEE
            AUTHORIZED BY FEDERAL LAW: ................... 30

SECTION 4.  NONFEDERAL POLITICAL COMMITTEES: ............. 30

SECTION 5.  OTHER POLITICAL ACTIVITIES: .................. 31


                          ARTICLE XII

                         MISCELLANEOUS

SECTION 1.  CHECKS, NOTES AND DRAFTS: .................... 31

SECTION 2.  SEAL: ........................................ 31

SECTION 3.  DIVIDENDS AND RESERVES: ...................... 32

SECTION 4.  WAIVER OF NOTICE: ............................ 32

SECTION 5.  CHAIRMAN OF THE BOARD EMERITUS: .............. 32

SECTION 6.  AMENDMENTS: .................................. 32

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                             BYLAWS

                               OF

                   PHILLIPS PETROLEUM COMPANY





                           ARTICLE I

                      LOCATION OF OFFICES

               ARTICLE I.  SECTION 1.  LOCATION:

     The statutory registered office shall be in Dover, Delaware, and the principal operating offices shall be in Bartlesville, Oklahoma. The company may also have offices or agencies in New
York, New York, and in such other places as the Board of Directors or the Executive Committee may designate.

                           ARTICLE II

                     STOCKHOLDERS MEETINGS

                    ARTICLE II.  SECTION 1.
                    ANNUAL MEETING:  NOTICE:

     An annual meeting of the stockholders of the company for the election of directors and the transaction of such other business as may properly come before the meeting shall be held, at such place, on such date and at such time, as shall be determined by the Board. Notice of the place, date and time of the meeting shall be given by mailing at least 10 days, but not more than 60 days, previous to such meeting, postage prepaid, a copy of such notice addressed to each stockholder at his post office address as recorded on the books of the company. The Board of Directors may postpone or reschedule any previously scheduled annual meeting.

                    ARTICLE II.  SECTION 2.
                   SPECIAL MEETINGS:  NOTICE:

     Special meetings of the stockholders, other than those required by statute, may be called at any time by the Chairman of the Board of Directors, the Vice Chairman, or the President, or by the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors. Notice of every special


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meeting, stating the time, place and purpose, shall be given by mailing, postage prepaid, at least 10 but not more than 60 days before each such meeting, a copy of such notice addressed to each stockholder of the company at his post office address as recorded on the books of the company. The Board of Directors may postpone, reschedule or cancel any previously scheduled special meeting.

     Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the company's notice of meeting.

                ARTICLE II.  SECTION 3.  QUORUM:

     At any meeting of the stockholders the holders of a majority of the issued and outstanding shares of the common stock, present in person or by proxy, shall constitute a quorum for all purposes unless otherwise provided by law.

     If the holders of the amount of stock necessary to constitute a quorum shall fail to attend in person or by proxy at the time and place fixed for an annual or special meeting, the person serving as chairman of the meeting may adjourn the meeting, without notice other than by announcement of the time and place at the meeting; provided, however, that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given in conformity with the notice requirements for the meeting being adjourned. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the original meeting.

                    ARTICLE II.  SECTION 4.
                    VOTING RIGHTS:  PROXIES:
              RECORD DATE:  LIST OF STOCKHOLDERS:

     At each stockholders meeting every stockholder shall be entitled to vote in person or by proxy appointed in accordance with Delaware law.

     The votes for directors shall be by ballot.

     All questions shall be determined by a majority vote of the stock represented at the meeting, unless a different vote is required by law or by the Certificate of Incorporation of the company.

     For a period of at least 10 days prior to each meeting of the stockholders, and during such meeting, there shall be maintained a complete list, in alphabetical order, of all of the stockholders entitled to vote at such meeting,

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indicating the address of and number of shares held by each, which list shall be certified by the person in charge of the stock ledger of the company. Only the persons in whose names shares of stock are registered on the books of the company on the record date for such meeting shall be entitled to vote.

     Subsequent to the record date for any meeting, and prior to such meeting, any proxy may submit his power of attorney to the Secretary for examination. The certificate of the Secretary as to the regularity of such power of attorney, and as to the number of shares held by the stockholder who executed such power of attorney, shall be received as prima facie evidence of the number of shares represented by the holder of such power of attorney for the purpose of establishing the presence of a quorum at such meeting and of organizing the same, and for all other purposes.

                    ARTICLE II.  SECTION 5.
              CHAIRMAN AND SECRETARY OF MEETINGS:

     The Chairman of the Board of Directors, and in his absence, the Vice Chairman, and in the absence of both the Chairman and the Vice Chairman, the President, shall act as chairman of and preside at all meetings of stockholders. The Board of Directors may appoint any stockholder to act as chairman of any such meeting in the absence of the Chairman of the Board of Directors, the Vice Chairman and the President. The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including the determination of the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at such meeting and such other regulation of the manner of voting and the conduct of discussion as he determines to be reasonably in order. The chairman may adjourn any meeting of stockholders, whether pursuant to Section 3 of this Article II or otherwise, and notice of such adjournment need be given only if required by law.

     The Secretary shall act at all meetings of the stockholders, but, in the absence of the Secretary at any such meeting, an Assistant Secretary of the company shall act in his stead, or the presiding officer may appoint any other person to act as secretary of the meeting.

                    ARTICLE II.  SECTION 6.
                     ELECTION OF DIRECTORS:

     The stockholders shall at each annual meeting select by ballot a Board of Directors consisting of not less than eleven nor more than twenty-one members, with the exact number to be fixed from time to time by resolution of the Board. A majority of the total number of directors elected shall be persons who are

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independent outside directors, as defined in this Section.  The persons receiving votes of a majority of the stock represented at the meeting shall be directors for the ensuing year or until their successors shall be elected.

     As used in these Bylaws, the term "independent outside directors" means any person who, on the date of his election,
(i) is not an officer or employee of this company; (ii) is not an officer or employee of, or does not own directly or indirectly in excess of 1% of the shares of, a corporation (A) which has received payments from this company for property or services in excess of 1% of its gross receipts during any one of the four calendar years immediately preceding such date, as determined by its financial statement for the year in question, or (B) which is proposed to receive during the following year such payments in excess of 1% of its gross receipts as determined by its financial statement for the immediately preceding year; (iii) is not a member, officer, or employee of any business or professional organization (other than a corporation) which (A) has received payments from this company for property or services in excess of $250,000 during any one of the four calendar years immediately preceding such date, or (B) is proposed to receive such payments in excess of $250,000 in the following year; (iv) is not a person who individually (as a share partner or otherwise) has received payments, directly or indirectly, from this company in excess of $25,000 (other than fees as a director) for property or services sold or provided by him during any one of the four calendar years immediately preceding such date, and is not proposed to receive such payments in excess of $25,000 in the following year; and (v) is not a member of or associate in a law firm which is proposed to be or in the preceding four calendar years has been engaged by this company. Notwithstanding the foregoing definition, any person elected a director at this company's 1975 annual meeting of stockholders, who was not an officer or employee of this company when so elected and is not such an officer or employee on the date on which his status is determined, shall be considered within the definition of "independent outside director." As used in this Section, the term "this company" means Phillips Petroleum Company or any company which is controlled directly or indirectly by it; and the term "officer or employee" shall not include any director of a corporation who is not otherwise an officer or employee of such corporation.

              ARTICLE II.  SECTION 7.  INSPECTORS:

     The company shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The company may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering

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upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.

                    ARTICLE II.  SECTION 8.
                INDEPENDENT PUBLIC ACCOUNTANTS:

     Independent public accountants ("accountants") designated by the Board of Directors require approval by the stockholders. At each annual meeting a vote of stockholders shall be taken to ascertain their approval or disapproval of the accountants designated by the Board as the accountants to audit the books, records, and accounts of the company for the current fiscal year. If the accountants designated by the Board are disapproved by the stockholders, the Board shall determine whether to replace such accountants for the current fiscal year, but in any case shall not designate such accountants for the next fiscal year. If the accountants designated by the Board are approved by the stockholders, they shall not be discharged or removed by the Board prior to the beginning of the next fiscal year, except with the concurrence of the stockholders acting at a special meeting called for that purpose. The accountants shall have access at reasonable times to all records, documents, accounts, and information of the company, and shall be entitled to require from directors, officers, and employees of the company such information and explanation as, in their opinion, are necessary to enable them to make their certification or render their report or opinion, or to pursue any inquiry which the Audit Committee has directed them to conduct.

                    ARTICLE II.  SECTION 9.
                      STOCKHOLDER ACTION:

     Any action required or permitted to be taken by the stockholders of the company must be effected at a duly called annual or special meeting of such holders and may not be effected by any consent in writing by such holders.

                    ARTICLE II.  SECTION 10.
             NOMINATIONS AND STOCKHOLDER BUSINESS:

     Nominations of persons for election to the Board of Directors of the company and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the company's notice of meeting,
(b) by or at the direction of the Board of Directors, or (c) by any stockholder of the company who was a stockholder of record at the time of giving of notice provided for in this Section, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this Section.

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     For nominations or other business to be properly brought
before an annual meeting by a stockholder pursuant to this Section, the stockholder must have given timely notice thereof in writing to the Secretary of the company, and such business must be a proper subject for stockholder action under the Delaware General Corporation Law. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the company's books, and of such beneficial owner, and (ii) the class and number of shares of the company which are owned beneficially and of record by such stockholder and such beneficial owner.

     Notwithstanding anything in this Section to the contrary, in the event that the number of directors to be elected to the Board of Directors of the company is increased and there is no public announcement specifying the size of the increased Board of Directors made by the company at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Section shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the company not later than the close of business on the 10th day following the day on which such public announcement is first made by the company.

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     Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the company's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the company's notice of meeting (a) by or at the direction of the Board of Directors or (b) by any stockholder of the company who is a stockholder of record at the time of giving of notice provided for in this Section, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section. Nominations by stockholders of persons for election to the Board of Directors may be made at such a special meeting of stockholders if the stockholder's notice required by this Section shall be delivered to the Secretary at the principal executive offices of the company not earlier than the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

     Only such persons who are nominated in accordance with the procedures set forth in this Section shall be eligible for election as directors at any meeting of stockholders. Only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section. The chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made in accordance with the procedures set forth in this Section and, if any proposed nomination or business is not in compliance with this Section, to declare that such defective proposal shall be disregarded.

     For purposes of this Section, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

     Notwithstanding the foregoing provisions of this Section, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section. Nothing in this Section shall be deemed to affect any rights of stockholders to request inclusion of proposals in the company's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

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                          ARTICLE III

                           DIRECTORS

               ARTICLE III.  SECTION 1.  POWERS:

     The Board of Directors shall have all the powers of the company and all the management of its business, except as otherwise provided by law. It shall appoint and remove all officers, employees, and agents of the company except as hereinafter stated, prescribe their duties, fix their compensation except as hereinafter stated, and require, when deemed advisable, security for their faithful service. It may make rules and regulations not inconsistent with law and these Bylaws for the guidance of the company's officers, employees, and agents. Each director shall have full access to any and all company records and shall have the right to interview any company officer or employee with respect to any aspect of the company's business. It shall cause a report to be made to the annual meeting of the stockholders showing the business operations and financial position of the company. It shall generally possess all the powers and perform all the duties usually exercised by or imposed upon boards of directors of similar corporations. Directors who do not qualify as independent outside directors, as defined in Section 6, Article II of these Bylaws, shall not vote on the selection or retention of independent public accountants. Although resignation, death, or removal of one or more independent outside directors, as defined in Section 6, Article II, may result in the Board's being composed of less than the proportion of independent outside directors required by that Section, the Board shall nevertheless have the same powers as otherwise, but shall fill each such vacancy with an independent outside director within a reasonable period of time.

                    ARTICLE III.  SECTION 2.
       FIRST MEETING OF NEWLY ELECTED BOARD OF DIRECTORS:

     Immediately after each annual meeting of stockholders, the newly elected directors shall meet at the place where the annual meeting of stockholders was held, for the purpose of electing officers and transacting any other business that shall come before the meeting.

          ARTICLE III.  SECTION 3.  REGULAR MEETINGS:

     Regular meetings of the Board of Directors shall be held at the offices of the company in Bartlesville, Oklahoma, at 8:30 a.m. on the second Monday of each month unless otherwise designated by the Board, except (i) the meeting for which provisions have been made in Section 2 of this Article III shall count as the regular meeting for the month of May, and (ii) no regular meeting shall be held

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in the months of March, June, August and November.  No notice of any regular meeting shall be necessary.

     Regular meetings may be adjourned to be held at any place within or without the States of Oklahoma and Delaware at the time and place specified in the resolution of adjournment. No notice of any adjourned meeting of any regular meeting shall be necessary.

                    ARTICLE III.  SECTION 4.
                   SPECIAL MEETINGS:  NOTICE:

     Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors, the Vice Chairman, the President, the Secretary, or an Assistant Secretary, and shall be called by any of said officers upon the request of at least three directors. Any such meeting shall be held at the time and place, within or without the States of Oklahoma and Delaware, specified in the notice thereof. One day's notice of the time and place of special meetings shall be given to each director by letter or telegram sent to the residence or usual place of business of such director.

     No notice of any adjourned meeting of any special meeting shall be necessary.

          ARTICLE III.  SECTION 5.  QUORUM AND VOTING:

     A majority of the total number of directors then in office shall constitute a quorum for the transaction of business, but less than a quorum may adjourn from time to time and from place to place. The affirmative votes of a majority of the total number of directors then in office shall be required to constitute action by the Board of Directors, unless the vote of a greater number shall be required by law and except as may be otherwise provided in the Certificate of Incorporation of the company; except that (i) only the affirmative votes of a majority of the total number of independent outside directors then in office shall be required on the question of the selection or retention of independent public accountants, and (ii) only the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum, shall be required on any question involving the compensation of directors other than those who are employees of the company.

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              ARTICLE III.  SECTION 6.  VACANCIES:

     A vacancy occurring in the Board of Directors shall be filled by a person elected by the remaining members of the Board, though less than a quorum, to serve until the next annual election by the stockholders.

                    ARTICLE III.  SECTION 7.
       COMMITTEES, APPOINTMENT AND LIMITATION OF POWERS:

     All committees shall be appointed by the Board of Directors, except to the extent otherwise authorized by Section 5, Article
IX of these Bylaws, and except further, that the Executive
Committee may appoint subcommittees, as provided in Section 5,
Article IV of these Bylaws. No committee, whether or not appointed by the Board, shall have authority to:

          (a)  declare dividends or distributions;

          (b) approve or recommend to stockholders action or proposals required by law to be approved by stockholders;

          (c) designate candidates for the office of director, for purposes of proxy solicitation or otherwise, or fill vacancies on the Board or any committee thereof;

          (d)  amend the Bylaws;

          (e)  reduce earned or capital surplus;

          (f) authorize or approve the reacquisition of shares unless pursuant to a general formula or method specified by the Board; or

          (g) authorize or approve the issuance or sale of, or any contract to issue or sell, shares or designate the terms of a series of a class of shares, provided that the Board, having acted regarding general authorization for the issuance or sale of shares, or any contract therefor, and, in the case of a series, the designation thereof, may, pursuant to a general formula or method specified by the Board by resolution or by adoption of a stock option or other plan, authorize a committee to fix the terms upon which such shares may be issued or sold, including, without limitation, the price, the dividend rate, provisions for redemption, sinking fund,

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               conversion, preferential rights, and provisions
               for other features of a class of shares, or a such committee to adopt any final resolution setting forth all the terms thereof and to authorize the statement of the terms of a series for filing with the Secretary of State of Delaware.

     Nothing contained in this Section is intended to prohibit a committee from submitting recommendations to the Board regarding any matter.

                    ARTICLE III.  SECTION 8.
                     AUDITING OF ACCOUNTS:

     It shall be the duty of the Board of Directors to cause the books and accounts of the company and vouchers and papers relating thereto to be audited at least once a year.

                    ARTICLE III.  SECTION 9.
                 CHANGE IN NUMBER OF DIRECTORS:

     The Board of Directors may increase or decrease the number of directors from time to time without approval of the stockholders, provided that the proportion of independent outside directors shall conform to the provisions of Section 6, Article II of these Bylaws. Where the number of directors is increased, the Board shall elect a person to fill each vacancy thus created, to serve until the next annual election by the stockholders.

                   ARTICLE III.  SECTION 10.
                 OTHER INTERESTS OF DIRECTORS:

     No transaction between this company and any director or officer or any corporation, partnership, association, or other organization shall be affected by any personal interest in such transaction of any director of this company except to the extent provided by law.

                   ARTICLE III.  SECTION 11.
              SUBMISSION OF ACTS TO STOCKHOLDERS:

     The Board of Directors may submit any transaction for approval or ratification at any meeting of the stockholders.

                   ARTICLE III.  SECTION 12.
                   COMPENSATION TO DIRECTORS:

     Directors, other than those who are employees of the company, shall be compensated for their services as members of the Board of Directors and of any committee thereof in such manners and in such amounts as may be fixed from time to time by the Board. In fixing such compensation, the Board shall take into account not only the time required for attendance at meetings of the Board and committees thereof, but also the time spent in preparation for such meetings. Upon request, the company shall furnish to any stockholder, without charge, a statement of the total annual compensation of any director who is not an employee of the company, showing the method by which such compensation was computed. In addition to such compensation any director may be reimbursed by the company for all reasonable expenses incurred in attending meetings of the Board and its committees. Subject to the provisions of Section 6, Article II, nothing herein shall be construed to preclude any director from serving the company in any other capacity and receiving compensation therefor.

                   ARTICLE III.  SECTION 13.
                   ELIGIBILITY OF DIRECTORS:

     Any person shall be eligible for election as a director provided that any person reaching their 70th birthday during any calendar year may be elected in such calendar year and continue to serve out any term for which they are so elected but will not thereafter be eligible. Any employee who is also a director, including the Chairman of the Board of Directors, shall resign as a director upon his retirement as an employee.

                   ARTICLE III.  SECTION 14.
                        INDEMNIFICATION:

     Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he is or was a director, officer or employee of the company or is or was serving at the request of the company as a director, officer employee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee"), whether the basis of such proceeding is alleged action in an official capacity as a director, officer employee or in any other capacity while serving as a director, officer employee, shall be indemnified and held harmless by the company to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the company to provide broader indemnification rights than such law permitted the company to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees, judgments, fines, Employee Retirement Income Security Act of 1974 excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in this Section with respect to proceedings to enforce rights to indemnification, the company shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the company.

     The right to indemnification conferred in this Section shall include the right to be paid by the company the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses"); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the company of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise. The rights to indemnification and to the advancement of expenses conferred in this Section shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer or employee and shall inure to the benefit of the indemnitee's heirs, executors and administrators.

     If a claim under this Section is not paid in full by the company within 60 days after written claim had been received by the company, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be 20 days, the indemnitee may at any time thereafter bring suit against the company to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the company to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit by the company to recover an advancement of expenses pursuant to the terms of an undertaking the company shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the company (including its Board of

Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the company (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the company to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Section or otherwise shall be on the company.

     The rights to indemnification and to the advancement of expenses conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the company's Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

     The company may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the company or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the company would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

     The company may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and rights to be paid by the company the expenses incurred in defending any proceeding in advance of its final disposition, to any agent of the company or to any agent of another corporation or of a partnership, joint venture, trust or other enterprise, including any employee benefit plan, serving as such agent at the request of the company, to the fullest extent of the provisions of this Section with respect to the indemnification and advancement of expenses of directors, officers and employees of the company.

                           ARTICLE IV

                      EXECUTIVE COMMITTEE

               ARTICLE IV.  SECTION 1.  MEMBERS:

     The Board of Directors, by resolution adopted by a majority of the whole Board, may establish an Executive Committee, the members of which shall consist of the Chairman of the Board of Directors, the President and three independent outside directors of the Board, as defined in Section 6, Article II of these Bylaws, designated by the Board. In addition, the Board may from time to time designate one or more other directors to serve as members of the Committee, provided that a majority of the members of the Committee shall be independent outside directors.

                ARTICLE IV.  SECTION 2.  POWERS:

     Subject to the limitations stated in Sections 1 and 7 of
Article III and Sections 2 and 3 of Article XI of these Bylaws and to any limitations imposed by law or imposed by the Board of Directors, the Executive Committee may exercise all the powers of the Board in the management of specified matters where such authority is delegated to it by the Board, and also, subject to the same limitations, when the Board is not in session, the Committee shall have, and may exercise, all the powers and authority of the Board in the management and business of the company (including the power to authorize the seal of the company to be affixed to all papers which may require it).

               ARTICLE IV.  SECTION 3.  MEETINGS:

     The Executive Committee shall adopt such rules and regulations for the calling and holding of its meetings and for the transaction of business at such meetings as to the Committee shall seem appropriate and not inconsistent with the law or these Bylaws. As provided by law, the Committee is authorized to hold meetings by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

                ARTICLE IV.  SECTION 4.  QUORUM:

     Three members of the Executive Committee shall constitute a quorum for the transaction of business, but less than a quorum may adjourn from time to time and from place to place. The vote of the majority of the members present at a meeting at which a quorum is present or of three members present at such meeting, whichever is greater, shall be required to constitute action by the Committee, unless the vote of a greater number shall be required by law.

                    ARTICLE IV.  SECTION 5.
                   OFFICERS:  SUBCOMMITTEES:

     The Chairman of the Board, and in his absence the President, shall preside at the meetings of the Executive Committee but, in the absence of both the Chairman of the Board and the President, the majority of the members of the Committee present at a meeting shall appoint a member to preside at such meeting. The Secretary of the company shall serve as secretary of the Committee, but in the absence of the Secretary, the presiding officer at a meeting shall appoint any other director or officer of the company to act as secretary of such meeting. The Secretary shall keep the records of the Committee. The Committee shall also have power to appoint such subcommittees as it may deem necessary.

              ARTICLE IV.  SECTION 6.  VACANCIES:

     Vacancies occurring in the Executive Committee shall be filled by the Board of Directors.


                           ARTICLE V

                COMMITTEE ON DIRECTORS' AFFAIRS

                ARTICLE V.  SECTION 1.  MEMBERS:

     At the first meeting of each newly elected Board of Directors, the Board shall appoint a Committee on Directors' Affairs of the Board containing at least three members and consisting entirely of independent outside directors of the Board, as defined in Section 6, Article II of these Bylaws, and shall designate its chairman. The Board may from time to time designate one or more independent outside directors as alternate members of the Committee.

                ARTICLE V.  SECTION 2.  POWERS:

     By such date as may be specified by the Board of Directors each year, the Committee on Directors' Affairs shall recommend and submit to the Board for its approval a list of persons proposed for nominations by the Board for election as directors at the next annual stockholders meeting. If for any reason a vacancy occurs in any slate of persons nominated by the Board for election as directors, or a vacancy occurs on the Board between annual meetings, the Committee shall, by the date specified by the Board, submit to the Board for approval a recommendation of a person to fill each such vacancy. Except as otherwise provided in Section 5 of this Article V, only persons recommended by the Committee shall be eligible for nomination by the Board for election as directors or to fill a vacancy, but if the Board does not approve of one or more of the persons recommended by the Committee, the Committee shall submit a recommendation of other persons by the date specified by the Board.

               ARTICLE V.  SECTION 3.  MEETINGS:

     The Committee on Directors' Affairs shall adopt such rules and regulations for the calling and holding of its meetings and for the transaction of business at such meetings as to the Committee shall seem meet and consistent with law and these Bylaws.

                     ARTICLE V.  SECTION 4.
                       QUORUM AND VOTING:

     Three members or a majority of the Committee on Directors' Affairs, whichever is greater, shall constitute a quorum for the transaction of business, but less than a quorum may adjourn from time to time and from place to place. The vote of the majority of the members present at a meeting at which a quorum is present or of three members present at such meeting, whichever is greater, shall be required to constitute action by the Committee, unless the vote of a greater number shall be required by law.

                     ARTICLE V.  SECTION 5.
                        FAILURE TO ACT:

     If for any reason the Committee shall fail or determine not to make a recommendation of director nominees with respect to any annual stockholders meeting or with respect to any vacancy on the Board by the date specified by the Board, the Board shall select such nominees or fill such vacancy in such manner as it deems appropriate.

                     ARTICLE V.  SECTION 6.
                    RIGHTS OF STOCKHOLDERS:

     Nothing in this Article V shall affect or restrict the right of any stockholder to nominate any person for election as a director where such nomination is otherwise authorized by law and made in accordance with Section
10, Article II of these Bylaws.


                           ARTICLE VI

                        AUDIT COMMITTEE

               ARTICLE VI.  SECTION 1.  MEMBERS:

     At the first meeting of each newly elected Board of Directors, the Board shall appoint an Audit Committee of at least three members, consisting entirely of independent outside directors of the Board, as defined in Section 6, Article II of these Bylaws, and shall designate its chairman. From time to time the Board may designate one or more independent outside directors as alternate members of the Committee.

                ARTICLE VI.  SECTION 2.  POWERS:

     The Audit Committee shall have the following powers and duties:

     (a) The Committee shall recommend annually to the Board of Directors the independent public accountants to be engaged to audit the books, records, and accounts of the company for the ensuing fiscal year. Only accountants recommended by the Committee and approved by the Board shall be engaged. In case of a vacancy in the position of independent public accountants, the Committee shall recommend and the Board shall approve the engagement of other independent public accountants to fill the vacancy until the next annual stockholders meeting;

     (b) The Committee shall arrange the details of the engagement of the independent public accountants, including the remuneration to be paid;

     (c) The Committee shall review with the company's independent public accountants, as well as the company's Controller and other appropriate company personnel, the following matters: (i) the company's general policies and procedures with respect to audits and accounting and financial controls; and (ii) the general accounting and reporting principles and practices which should be applied in preparing the company's financial statements and conducting financial audits of its affairs;

     (d) The Committee shall meet with the independent public accountants as required, but at least twice a year, and shall review with them the company's interim and year-end financial statements, any certification, report, or opinion which the independent public accountants propose to render in connection with such statements, and any other appropriate matter;

     (e) The Committee shall meet with the company's internal audit staff as required, but at least twice a year, and shall review with that staff the company's interim and year-end financial statements, and the extent to which the company's accounting staff has implemented any reforms suggested by the independent public accountants or the Committee;

     (f) The Committee shall have power to direct the independent public accountants and the company's internal audit staff to inquire into and report to it on any corporate contract, transaction, or procedure; the conduct of any corporate office, division, profit center, subsidiary, or other unit; or any other matter having to do with the company's business and affairs;

     (g) The Committee shall become and remain apprised of those matters relating to the payment by the company of finders', promoters' or consultants' commissions or fees, or any similar commissions or fees, as shall be necessary to permit the Committee to recommend to the Board the policies which the Board should adopt and the action which the Board should take to prevent any use of company funds or other assets which is unlawful or contrary to Board policy; and

     (h) The Committee shall make such reports and recommendations to the Board in connection with the foregoing functions as it shall deem appropriate or as the Board may request, and shall take such action thereon as the Board may direct it to take.

              ARTICLE VI.  SECTION 3.  DEFINITION:

     The term "independent public accountants" shall include individuals, companies, or firms serving as the independent outside auditors or independent outside public accountants for the company.

               ARTICLE VI.  SECTION 4.  MEETINGS:

     The Committee may adopt such rules and regulations for the calling and holding of its meetings and for the transaction of business at such meetings as shall be considered by the Committee to be necessary or desirable; provided, that two members of the Committee shall constitute a quorum for the transaction of the business and the affirmative vote of a majority of the whole Committee shall be required to constitute action by the Committee.

                ARTICLE VI.  SECTION 5.  STAFF:

     The Committee may select and appoint such full-time or part-time staff assistants, as the Committee deems necessary or desirable, who shall perform such duties and responsibilities as the Committee shall assign. The compensation of its staff shall be fixed by the Committee in accordance with general company policy, and any member of its staff may be discharged only by the Committee.


                          ARTICLE VII

                     COMPENSATION COMMITTEE

               ARTICLE VII.  SECTION 1.  MEMBERS:

     At the first meeting of each newly elected Board of Directors, the Board shall appoint a Compensation Committee of at least three members, consisting entirely of independent outside directors of the Board, as defined in Section 6, Article II of these Bylaws, and shall designate its chairman. From time to time the Board may designate one or more independent outside directors as alternate members of the Compensation Committee.

               ARTICLE VII.  SECTION 2.  POWERS:

     The Compensation Committee shall have the following powers and duties:

     (a) The Compensation Committee shall review and recommend to the Board of Directors for its consideration and determination the salaries of the Chairman of the Board of Directors and the President, and to determine on its own initiative the salaries of any Executive Officer (as the term "Executive Officer" is defined from time to time under Rule 3b-7 of the Securities Exchange Act of 1934, as amended) or employee who has an annual salary of $250,000 or more;

     (b) The Compensation Committee shall consider and make recommendations to the Board of Directors with respect to (i) any proposals for the application of new benefits and incentive compensation plans or programs to officers who are also directors, and (ii) the application to such officers of amendments to any then existing such plans or programs which would significantly increase the compensation of such officers; and

     (c) The Compensation Committee shall perform such other duties as may, from time to time, be delegated to the Compensation Committee under any compensation or benefit plans.

              ARTICLE VII.  SECTION 3.  MEETINGS:

     The Compensation Committee shall adopt such rules and regulations for the calling and holding of its meetings and for the transaction of business at such meetings as shall be considered by the Compensation Committee to be necessary or desirable; provided, that two members of the Compensation Committee shall constitute a quorum for the transaction of business and the affirmative vote of a majority of the whole Compensation Committee shall be required to constitute action by the Compensation Committee.

                ARTICLE VII.  SECTION 4.  STAFF:

     The Compensation Committee shall be assisted by appropriate corporate staffs, and in addition, the Compensation Committee may obtain assistance from such other persons, who need not be employees of the company, or organizations as it may deem advisable, with the expenses incurred thereby to be borne by the company.


                          ARTICLE VIII

                    PUBLIC POLICY COMMITTEE

              ARTICLE VIII.  SECTION 1.  MEMBERS:

     At the first meeting of each newly elected Board of Directors, the Board shall appoint a Public Policy Committee of at least three members, consisting entirely of independent outside directors of the Board, as defined in Section 6, Article II of these Bylaws, and shall designate its chairman. From time to time the Board may designate one or more directors as alternate members of the Public Policy Committee, provided that those members and alternates from time to time serving as the Public Policy Committee shall at all times consist entirely of independent outside directors.

               ARTICLE VIII.  SECTION 2.  POWERS:

     The Public Policy Committee shall have the following powers and duties:

     (a) The Public Policy Committee shall act in an advisory capacity to the Board of Directors and the management of the company in response to current and emerging public policy issues and in development and review of policies and budgets in respect of contributions, including but not limited to contributions to organizations whose primary purpose is charitable, civic, cultural or educational;

     (b) The Public Policy Committee shall identify, evaluate and monitor the social, political, environmental, occupational safety and health trends, issues and concerns, domestic and foreign, which affect or could affect the company's business activities and performance;

     (c) The Public Policy Committee shall review information from company management and approve recommendations to assist in the formulation and adoption of policies, programs and practices concerning the matters set forth in subparagraph (b) above, including but not limited to ecological and environmental protection, employee safety, ethical business conduct, consumer affairs, alcohol and drug abuse, equal opportunity matters and government relations;

     (d) The Public Policy Committee shall exercise the powers with respect to political activities conferred upon it by the provisions of Article XI of these Bylaws; and

     (e) The Public Policy Committee shall monitor and evaluate on an ongoing basis the company's compliance with the policies, programs and practices established under the Public Policy Committee's oversight.

              ARTICLE VIII.  SECTION 3.  MEETINGS:

     The Public Policy Committee shall adopt such rules and regulations for the calling and holding of its meetings and for the transaction of business at such meetings as shall be considered by the Public Policy Committee to be necessary or desirable; provided that three members or a majority of the Public Policy Committee, whichever is greater, shall constitute a quorum for the transaction of business and the affirmative vote of a majority of the whole Public Policy Committee shall be required to constitute action by the Public Policy Committee.

               ARTICLE VIII.  SECTION 4.  STAFF:

     The Public Policy Committee shall be assisted by appropriate corporate staffs, and in addition, the Public Policy Committee may obtain assistance from such other persons, who need not be employees of the company, or organizations as it may deem advisable, with the expenses incurred thereby to be borne by the company.


                           ARTICLE IX

                            OFFICERS

                    ARTICLE IX.  SECTION 1.
                          DESIGNATION:

     The officers of the Company shall consist of a Chairman of the Board of Directors and a President, each of whom shall be a director, one or more Executive Vice Presidents, one or more Vice Presidents, a Secretary, a Treasurer, and a Controller, who need not be but may be directors, and such other officers, including a Vice Chairman of the Board of Directors who shall be a director, as may be elected or appointed by the Board of Directors. Except for the offices of Chairman of the Board of Directors, Vice Chairman, President, and Executive Vice President, any two offices may be held by the same person.

                    ARTICLE IX.  SECTION 2.
                    ELECTION:  TERM OF OFFICE:

     The officers of the company shall be elected by the Board of Directors at its first meeting after the annual meeting of the stockholders and thereafter as appropriate. Each officer shall hold office from the date of his election until the first meeting of the directors held after the next annual meeting of the stockholders, or until his successor is elected.

                    ARTICLE IX.  SECTION 3.
                      REMOVAL FROM OFFICE:
                   FAILURE TO PERFORM DUTIES:

     Any officer of the company may be removed with or without cause by the Board of Directors. If any officer shall be unable or refuse or fail to perform any of the duties of his office, the officer of the company which has been designated the chief executive officer pursuant to Section 5 of this Article may designate any other person or persons to perform such duties until such time as the Board may act with respect thereto.

                    ARTICLE IX.  SECTION 4.
              CHAIRMAN OF THE BOARD OF DIRECTORS:
                   VICE CHAIRMAN:  PRESIDENT:

     The Chairman of the Board of Directors shall preside at all meetings of the Board of Directors and of the stockholders. In the absence of the Chairman, the Vice Chairman, and in the absence of both the Chairman and the Vice Chairman, the President shall preside at all such meetings. The Chairman, Vice Chairman, or the President is empowered to sign any contract, deed, certificate, or other instrument or document authorized by the Board or the Executive Committee, or required by law to be signed by such officer or officers.

                    ARTICLE IX.  SECTION 5.
                    CHIEF EXECUTIVE OFFICER:

     The Chairman of the Board of Directors shall be the chief executive officer of the company. The Chairman of the Board of Directors may designate the Vice Chairman or the President to act as chief executive officer during the Chairman's absence. The chief executive officer of the company shall have general and active supervision over the business, affairs and operations of the company and over its several officers, agents and employees, subject, however, to the control of the Board and the Executive Committee. The chief executive officer shall see that all orders and resolutions of the Board and the Executive Committee are carried into effect, and, in general, shall perform all duties incident to the position of chief executive officer and such other duties as may from time to time be assigned by the Board or the Executive Committee. The chief executive officer may delegate and assign to other officers, employees and agents of the company or to committees appointed by him such duties as the chief executive officer considers proper and not inconsistent with these Bylaws or any delegations and assignments made by the Board or the Executive Committee.

                    ARTICLE IX.  SECTION 6.
                   EXECUTIVE VICE PRESIDENTS:
                        VICE PRESIDENTS:

     The Executive Vice Presidents and the Vice Presidents shall have such authority and shall perform such duties as may be delegated to them pursuant to these Bylaws. The power of the Executive Vice Presidents and the Vice Presidents to sign on behalf of the company any contract, deed, certificate, or other instrument or document authorized by the Board of Directors or the Executive Committee shall be coordinate with like powers of the Chairman of the Board of Directors, the Vice Chairman, and the President and shall have the same effect as if signed by the Chairman or the President.

              ARTICLE IX.  SECTION 7.  SECRETARY:

     The Secretary shall attend to the giving of all notices of all meetings of the Board of Directors and stockholders, shall attend all such meetings and shall record the minutes of such meetings in books provided for that purpose. He shall be the custodian of all papers brought before the Board for action or ordered on file. He shall have the custody of the corporate seal, and shall, as necessary or appropriate, affix and attest the same on all documents authorized by the Board or the Executive Committee. He shall make or cause to be made the necessary or appropriate determinations as to the owners of stock pursuant to the establishment of a record date, as provided in
Section 3, Article X of these

Bylaws, and shall prepare or cause to be prepared the required or appropriate stockholder lists or records reflecting these determinations. Such list shall be certified by the Secretary or other person in charge of the stock ledger of the company.

     The Secretary shall have such other authority and duties as may be assigned to him in accordance with these Bylaws.

     The Board may appoint one or more Assistant Secretaries who shall assist the Secretary in the performance of his duties and shall perform all the duties of the Secretary in his absence.

              ARTICLE IX.  SECTION 8.  TREASURER:

     The Treasurer shall keep full and accurate accounts of all receipts and disbursements. With the approval of the Board of Directors he shall deposit all moneys and other valuable effects in the name and to the credit of the company in such depositories as he may select and, under direction of the Board, he shall disburse the same. He shall have authority to receive and give receipts for all moneys due and payable to the company from any source whatsoever and to give full discharge for the same, and to endorse for deposit on behalf of the company all checks, drafts, notes, warrants, orders and other papers requiring endorsement. He may be required to give a bond in any amount satisfactory to the Board for the faithful performance of the duties of his office and for the restoration to the company in case of his death, resignation or removal from office, of all books, papers, vouchers, money or other property of whatever kind in his possession, belonging to the company.

     The Treasurer shall have such other authority and duties as may be assigned to him in accordance with these Bylaws.

     The Board may appoint one or more Assistant Treasurers who shall assist the Treasurer in the performance of his duties and shall perform all the duties of the Treasurer in his absence.

              ARTICLE IX.  SECTION 9.  CONTROLLER:

     The Controller shall be the officer principally in charge of the accounts of the company, and shall have such other authority and duties as may be assigned to him in accordance with these Bylaws.


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        The Board of Directors may appoint one or more Deputy
Controllers and Assistant Controllers who shall assist in the performance of all the duties of the Controller in his absence.

               ARTICLE IX.  SECTION 10.  GENERAL:

     All other officers of the company shall have such powers and duties as may be assigned in accordance with these Bylaws.


                           ARTICLE X

                         CAPITAL STOCK

             ARTICLE X.  SECTION 1.  CERTIFICATES:
               FACSIMILE SIGNATURES:  LOST STOCK:

     Certificates of stock shall be issued in numerical order, and every holder of stock in the company shall be entitled to a certificate or certificates signed by, or in the name of, the company, by the Chairman of the Board of Directors, the Vice Chairman, the President, an Executive Vice President, or a Vice President, or by two or more of them, and by the Secretary or an Assistant Secretary, or the Treasurer or an Assistant Treasurer, of the company, certifying the number of shares owned by him in the company. If such certificate is countersigned by a transfer agent other than the company or its employee, or by a registrar other than the company or its employee, any other signature on the certificate may be a facsimile.

     In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the company with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

     The seal of the company, or a facsimile thereof, may, but shall not be required to be affixed to certificates for shares of stock.

     The name of each person to whom a certificate of stock shall be issued, together with the number of shares and the date of issue, shall be entered upon the books of the company.

     If any certificate of stock shall be lost, stolen, mutilated or destroyed, the Board of Directors shall cause a new certificate of stock to be issued in the place


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of such certificate and may, in its discretion, require the owner of the replaced certificate, or his legal representatives, to give the company a bond, in such form and amount as the Board may direct, sufficient to indemnify the company and other interested persons against any loss on account of the issuance or any action in connection with the issuance of any such new certificate.

               ARTICLE X.  SECTION 2.  TRANSFERS:
             PRESERVATION OF CANCELED CERTIFICATES:
              FRACTIONAL SHARES:  TRANSFER AGENTS:

     Transfer of shares of the common stock of the company shall be made upon its books by the holder thereof, in person or by attorney duly authorized, upon the surrender of a certificate or certificates, properly endorsed, for a like number of shares. No new certificate shall be issued until the former certificate or certificates for the same number of shares shall have been surrendered and canceled, except in the case of a certificate issued in replacement as provided in Section 1 of this Article X.

     All certificates surrendered to the company for transfer shall be canceled and each certificate canceled shall be preserved for a period of 10 years after cancellation, or for such shorter or longer period as the Chairman of the Board of Directors, the Vice Chairman, or the President, with the approval of the General Counsel of the company, may direct from time to time.

     No certificate for less than one share of the common stock shall be issued; however, scrip for fractional shares may be issued on such terms and conditions as the Board of Directors may prescribe.

     The Board of Directors may appoint such stock transfer agents and assistant transfer agents, and stock registrars, as it shall deem proper and may require all stock certificates to bear the signature or facsimile signature of a transfer agent, and of a registrar, or either of them.

                     ARTICLE X.  SECTION 3.
            DATE FOR DETERMINATION OF STOCKHOLDERS:

     For the purpose of enabling the company to determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60


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days prior to any other action.  In such case, only such persons in whose names shares of stock are registered on the books of the company on the date so fixed shall be considered stockholders for the purpose or purposes for which such determination was made, notwithstanding any transfer of any stock on the books of the company after any such record date.

                     ARTICLE X.  SECTION 4.
                    ADDITIONAL REGULATIONS:

     The Board of Directors may at any time adopt such additional and further rules and regulations relating to common stock and stock certificates as it deems appropriate and not inconsistent with the law or these Bylaws.


                           ARTICLE XI

                      POLITICAL ACTIVITIES

                    ARTICLE XI.  SECTION 1.
    COMPLIANCE WITH LAWS CONCERNING POLITICAL CONTRIBUTIONS:

     Any officer or employee of the company who fails to comply with all federal, state, and local laws regarding corporate contributions and expenditures in connection with election of public officials shall be subject to appropriate disciplinary action, which may include discharge from employment. The Audit Committee of the Board of Directors shall be responsible for monitoring compliance with those laws and shall require written annual assurances by principal corporate officers of their compliance with these laws and policies adopted by the Board. In performing that responsibility, the Committee shall utilize the services of the company's independent public accountants, its internal audit staff, and its General Counsel.

                    ARTICLE XI.  SECTION 2.
                    POLITICAL CONTRIBUTIONS:

     Except as otherwise provided in the succeeding paragraph, the Board of Directors shall have the sole and non-delegable power and authority to authorize the use of company funds and facilities to make political contributions and expenditures, if and to the extent permitted by applicable law, to or in support of political candidates, political committees (including but not limited to political committees established by the company pursuant to Section 4 of this Article XI), and political parties, in connection with nomination and election of candidates for state or local office.


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     The Public Policy Committee (subject to any rules or
restrictions which the Board may establish) shall have and may exercise the power and authority of the Board to authorize such contributions, expenditures, and use of company funds and facilities, if and to the extent permitted by applicable law.
The Public Policy Committee may delegate such power and authority, in whole or in part, to the Vice President with responsibility for the Company's government relations activities, subject to such further rules and restrictions as the Committee may specify. All contributions made pursuant to the authority granted by this paragraph shall be reported quarterly to the Board.

                    ARTICLE XI.  SECTION 3.
         POLITICAL COMMITTEE AUTHORIZED BY FEDERAL LAW:

     The Board of Directors shall have the sole and non-delegable power and authority to authorize the establishment, administration, and solicitation of contributions to a separate segregated fund to be utilized for political purposes by the company as authorized by Section 441b of Title 2 of the United States Code. No such separate segregated fund shall be established or administered by the company, except through a political committee, organized as provided in Section 432 of Title 2 of the United States Code, registered as provided in
Section 433 of such Title, and otherwise operated in compliance with law. Any decision of the Board authorizing the establishment of a political committee permitted by Section 441b of Title 2 shall be noted in its minutes. The minutes shall include an estimate of the annual cost to the company of establishing, administering, and soliciting for such committee. Any such committee which is established shall report in writing to the Board on its activities not later than March 15 of each year. Such report shall include a summary of any reports filed with the Federal Election Commission or any other government agency, together with a statement of the costs incurred by the company in connection with such a committee during the preceding year.

                    ARTICLE XI.  SECTION 4.
                NONFEDERAL POLITICAL COMMITTEES:

     The Board of Directors or the Public Policy Committee or the Vice President with responsibility for the Company's government relations activities (subject to any rules and regulations which the Public Policy Committee may establish), and each of them shall have the power and authority to authorize the establishment, administration, and solicitation of contributions to one or more political committees, and to authorize use of corporate funds to pay or bear all costs associated with such establishment, administration, and solicitation, and to authorize use of such political committees by the company to make political contributions and expenditures or otherwise support candidates for state or local office, authorized committees of such candidates, and other political committees supporting state or local candidates; provided, however, that the foregoing


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



authorizations may be granted and committees so established may be so used only if permitted by applicable state law and only to the extent, if any, permitted by such law. Such political committees as may be established by the company shall be registered if required by applicable state law and shall otherwise be operated in compliance with law. Any decision of the Board authorizing establishment of such a committee shall be noted in its minutes. By March 15 following the calendar year in which such a committee is otherwise established, such establishment shall be reported to the Board and noted in its minutes. Any such committee shall report in writing to the Board on its activities not later than March 15 of each year. Such report shall include a summary of any reports filed by the committee with any government agency, together with a statement of costs incurred by the company in connection with such committee during the preceding year.

                    ARTICLE XI.  SECTION 5.
                  OTHER POLITICAL ACTIVITIES:

     Nothing contained in these Bylaws shall be deemed to prohibit any officer or employee from engaging in political activities in an individual capacity at his own expense or from making political contributions or expenditures of his personal funds or from expressing views and taking appropriate action as a company officer or employee with respect to legislative or political matters affecting the company and not pertaining to election of public officials.


                          ARTICLE XII

                         MISCELLANEOUS

                    ARTICLE XII.  SECTION 1.
                   CHECKS, NOTES AND DRAFTS:

     All checks, notes, drafts, warrants, or orders for the payment of money, shall be executed on behalf of the company by such person or persons, and in such manner by such method as the Board of Directors may from time to time specify.

                ARTICLE XII.  SECTION 2.  SEAL:

     The seal of the company shall be in the form of a circle and shall bear the name of the company, the name of the state under the laws of which it is incorporated, and the year of its incorporation.


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                    ARTICLE XII.  SECTION 3.
                    DIVIDENDS AND RESERVES:

     The Board of Directors may declare dividends to the full extent permitted by the law, provided the Board from time to time may set apart out of any funds available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

                    ARTICLE XII.  SECTION 4.
                       WAIVER OF NOTICE:

     Whenever notice is required to be given under any provision of these Bylaws, the Certificate of Incorporation or the Delaware General Corporation Law, a written waiver thereof signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice.

                    ARTICLE XII.  SECTION 5.
                CHAIRMAN OF THE BOARD EMERITUS:

     The Board of Directors may, from time to time, at its discretion, create the honorary position of Chairman of the Board
Emeritus, without executive functions, and elect a person to fill the position so created.

             ARTICLE XII.  SECTION 6.  AMENDMENTS:

     Subject to the provisions of the Certificate of Incorporation, these Bylaws may be altered, amended or repealed in whole or in part by the stockholders at any annual meeting or at any special meeting provided that the notice of such special meeting shall contain a statement of the contemplated alteration, amendment or repeal. Subject to the laws of the State of Delaware, the Certificate of Incorporation, and these Bylaws, the Board of Directors shall have power to make, alter, amend and repeal these Bylaws in whole or in part, except those Bylaws adopted by stockholders of the company or those Bylaws as to which power to make, alter, amend or repeal is reserved to stockholders of the company.


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